SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
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                Date of Report (Date of Earliest Event Reported)
                                 October 9, 2003

                                 INTERDENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              000-25549                95-4710504
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(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employee
        Incorporation)                                       Identification No.)

222 No. Sepulveda Blvd., Suite 740, El Segundo, CA             90245-4340
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (310) 765-2400
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                  (Registrants telephone Number, Including Area Code)

                                  Not Applicable
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         (Former Name or Former Address, if changed Since Last Report)


Item 3.  Bankruptcy or Receivership

As previously reported, on May 9, 2003, InterDent, Inc. (the "Company") and its subsidiary InterDent Service Corporation (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California located in Santa Ana, California (the "Bankruptcy Court"). The cases have been jointly administered under the case name "In Re InterDent, Inc., a Delaware Corporation; InterDent Service Corporation, a Washington Corporation," Case Nos. SA 03-13593 JR and SA 03-13594 JR. The Company operated its business as a debtor in possession through the Effective Date (defined herein).

A hearing on the confirmation of the Company's Second Amended Joint Chapter 11 Plan of Reorganization (the "Plan of Reorganization") was held on September 3, 2003 and the Plan of Reorganization was confirmed by the Bankruptcy Court pursuant to an Order Confirming Debtors' Second Amended Joint Chapter 11 Plan of Reorganization entered on said date (the "Confirmation Order"). A copy of the Confirmation Order is attached hereto as Exhibit 99.1 and is incorporated by reference. A copy of the Plan of Reorganization is attached hereto as Exhibit
99.2 and is incorporated herein by reference. The Confirmation Order became a Final Order on October 9, 2003 (the "Effective Date").

Item 5. Other Events
On the Effective Date of the reorganization of the Company, described under Item 3 above, all of the Company's existing equity was extinguished and as a result the Company experienced a reduction in the number of shareholders of the Company's common stock to below 300. The Company has made the appropriate filings with the Securities and Exchange Commission to terminate its filing obligations under the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Order Confirming Debtors' Second Amended Joint Chapter 11 Plan of Reorganization dated September 3, 2003.

99.2 Debtors' Second Amended Joint Chapter 11 Plan of Reorganization dated September 3, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 9, 2003
                                        INTERDENT, INC.

                                             By: /s/ Robert Hill

                                        Robert W. Hill
                                        Vice President, Finance & Accounting




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                                  EXHIBIT INDEX

Exhibit No.                Document Description

99.1 Order and Notice Confirming Plan and Fixing Time Limits dated September 3, 2003.

99.2 Debtors' Second Amended Joint Chapter 11 Plan of Reorganization dated September 3, 2003.